Prospectus supplement	April 28, 2011

Putnam Absolute Return 100 Fund
Putnam Absolute Return 300 Fund
Prospectus dated February 28, 2011

The sub-section Your fund’s management in the section Fund summaries and the section Who oversees and manages the funds? are supplemented to reflect that the funds’ portfolio managers are now solely D. William Kohli, Carl Bell, Kevin Murphy, Michael Salm, Paul Scanlon and Raman Srivastava.

267680	4/11